UNITED STATES
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METROPCS COMMUNICATIONS, INC.
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On March 18, 2013, MetroPCS Communications, Inc. issued a press release announcing that it filed an investor presentation with the Securities and Exchange Commission in connection with MetroPCS' Special Meeting of Stockholders scheduled for April 12, 2013.  A copy of the press release and investor presentation are included below.

Investor Relations Contacts:
Keith Terreri, Vice President - Finance & Treasurer
Jim Mathias, Director - Investor Relations
214-570-4641
investor_relations@metropcs.com

MetroPCS Files Investor Presentation

Urges Stockholders to Vote 'For' Proposed Combination with T-Mobile USA

Richardson, TX (March 18, 2013) - MetroPCS Communications, Inc. (NYSE: PCS; "MetroPCS" or the "Company") today announced it has filed an investor presentation with the Securities and Exchange Commission (“SEC”) in connection with MetroPCS' Special Meeting of Stockholders scheduled for April 12, 2013. At the Special Meeting, MetroPCS' stockholders of record as of March 11, 2013 will vote on matters relating to the proposed combination of MetroPCS with T-Mobile USA, Inc. (“T-Mobile”) to create the value leader in the U.S. wireless marketplace. The MetroPCS board of directors unanimously recommends that stockholders vote FOR the proposed combination with T-Mobile.

The presentation, which is available on the SEC's website at www.sec.gov and on the Company's website at http://investor.metropcs.com, includes information demonstrating that the proposed combination is the best alternative for MetroPCS' stockholders and will create sustainable long-term value for MetroPCS' stockholders. In addition, the presentation corrects inaccuracies and misperceptions created by certain stockholders regarding the proposed combination. Highlights of the presentation include:

·
The Proposed T-Mobile/MetroPCS Combination is the Best Alternative for MetroPCS' Stockholders: After conducting a thorough and extensive multi-year process, MetroPCS' board of directors and special committee, with the assistance of their independent financial and legal advisors, concluded that the proposed combination with T-Mobile was the best strategic alternative for the Company and its stockholders. The proposed combination:

·	Provides compelling economic terms for MetroPCS' stockholders;

·	Addresses MetroPCS' critical spectrum needs and other competitive disadvantages;

·	Permits expansion of MetroPCS' brand into unserved and underserved major metro areas; and

·	Improves the customer value proposition through a stronger, deeper data network and a broader, better device line-up.

If the proposed combination is not approved, MetroPCS' stockholders will not enjoy its compelling benefits, which could lead to a loss of value for MetroPCS' stockholders.

·
The Proposed T-Mobile/MetroPCS Combination is More Attractive than MetroPCS on a Stand-Alone Basis: The proposed combination will provide MetroPCS' stockholders with a $1.5 billion aggregate cash payment, or approximately $4.06 per share (prior to the reverse stock split that will occur in connection with the closing of the proposed combination), as well as an approximate 26% ownership stake in the combined company that will allow MetroPCS' stockholders to participate in the expected significant equity upside of the combined company. The proposed combination maximizes stockholder value as illustrated below:

·	At 5x 2013 forecasted EBITDA (illustrative): [1]

o	The value for MetroPCS' stockholders, including the net present value of projected cost synergies,[2] represents an approximately 70%[3] - 93%[4] premium to the stand-alone MetroPCS value per share;[4] and

o	The stand-alone MetroPCS value per share (after deducting $1.5 billion in cash reserved for the acquisition of spectrum)[4] represents an approximately 18% decline vs. the current MetroPCS share price.[1]

·	Based on the five-year discounted cash flow analysis undertaken by the MetroPCS special committee's independent financial advisor,[5] MetroPCS' stockholders will receive:

o	An approximately 46% premium vs. a stand-alone MetroPCS value; and

o	An approximately 143% premium vs. the average price target,[6] assuming the $6-7 billion of net present value[2] projected cost synergies are achieved.

·	The Proposed T-Mobile/MetroPCS Combination Creates Sustainable Long-Term Value for Stockholders: MetroPCS' stockholders are expected to benefit meaningfully from the combined company's:

·
Value Leadership: The combined company will be well-positioned and have a significant presence in the industry's fast-growing prepaid (i.e., no annual contract) services space - and offer an outstanding customer experience with great customer value and choice;

·	Increased Size and Scale: The combined company will be well-positioned competitively with significant spectrum holdings, deep nationwide network coverage and more network capacity;

·	Significant Synergies: The combined company will benefit from projected cost synergies of
$6-7 billion net present value;2 and

·
Strong Financial Position: The combined company will have attractive growth prospects and financial flexibility, direct capital markets access to compete effectively and a sustainable capital structure and credit profile as evidenced by the combined company's S&P BB credit rating.

·
MetroPCS Conducted a Thorough and Extensive, Multi-Year Process to Maximize Value, Culminating in the Proposed T-Mobile/MetroPCS Combination: The MetroPCS board and special committee, with the assistance of independent financial and legal advisors, undertook a thorough and extensive, multi-year process to explore all strategic and financial alternatives - including remaining a standalone company - prior to recommending the proposed combination with T-Mobile. During this thorough and extensive process, MetroPCS:

·	Engaged in discussions with all major spectrum holders and potential strategic parties regarding spectrum acquisition and M&A opportunities;

·	Participated in significant FCC auctions of spectrum with disappointing results;

·	Weighed the benefits and risks of the proposed combination against the benefits and risks of remaining a stand-alone company; and

·	Determined that the proposed combination with T-Mobile would deliver the highest value to MetroPCS' stockholders.

·
The Combined Company will be the Value Leader in U.S. Wireless: The combined company will be well-capitalized and well-positioned to compete effectively with large national carriers as the premier challenger in the U.S. wireless marketplace. The proposed combination will:

·	Allow the combined company to extend the MetroPCS brand into unserved and underserved major metro areas;

·	Facilitate the offering of a broad product portfolio, including Apple devices;

·	Generate substantial additional growth in the fast-growing no contract space; and

·	Provide significant spectrum with a path to at least 20x20 MHz 4G LTE in approximately 90% of the top 25 U.S. metro areas by 2014+ for a fast, reliable and robust nationwide 4G LTE network.

·
The Combined Company's Strong Financials and Capital Structure are Compelling for MetroPCS' Stockholders: The combined company will have an attractive growth profile and the financial flexibility to compete effectively. In addition, the combined company's capital structure, and MetroPCS stockholders' significant ownership position, will provide MetroPCS' stockholders with the opportunity for significant participation in the attractive equity upside potential of the combined company. Specifically, the combined company is expected to have:

·	Target five-year (from 2012 to 2017) compounded annual growth rates in the range of 3% to 5% for revenues, 7% to 10% for EBITDA and 15% to 20% for free cash flow;[7]

·	Target EBITDA margins of 34% to 36% at the end of the five-year period (from 2012 to 2017); and

·	Projected cost synergies of $6-7 billion net present value,[2] with an annual run-rate of
$1.2-1.5 billion after an integration period.

·
The Statements Regarding the Proposed Combination by Certain Stockholders are Inaccurate and Misleading: MetroPCS would like to correct inaccuracies and misperceptions regarding the proposed combination:

Misperception #1: Leverage is too high.

·	Reality: Leverage is appropriate for the combined company and is in-line with peers and MetroPCS' historical average.

o	The combined company's LTM leverage is in-line with peers and MetroPCS, and its S&P credit rating of BB is higher than peers and MetroPCS, as shown in the table below;

Comparison of NewCo Peers - Leverage and Credit Rating[8] Based on LTM EBITDA
	Leap	PF Sprint[9]	NewCo	MetroPCS	T-Mobile[10]
Gross Leverage	5.5x	5.5x	3.6x	3.1x	3.6x
Net Leverage	4.4x	3.0x	3.4x	2.4x11	3.6x
S&P Rating	B-	B+	BB	B+	NA

o	The combined company is expected to de-lever organically after 2013 as a result of cost savings initiatives, lower capital expenditures and post-integration synergies;

o	The combined company's agreement with Apple is projected to be accretive to operating free cash flow beginning in 2014; and

o
Investor comfort with the combined company's capital structure and credit profile is underscored by strong support for the combined company's recent senior notes offering as well as the December 2012 consent solicitation on MetroPCS' existing senior notes.

Misperception #2: The Deutsche Telekom (“DT”) debt terms are unreasonable.

·	Reality: The debt terms are market-based and represent a favorable deal for the combined company.

o	No market remotely exists for the size of the required $21 billion debt commitment - at the time of the deal announcement or today;

o	The pricing mechanism of the DT debt is designed to reflect market conditions;

o	The DT debt enables the combined company to avoid significant fees and pricing risks at closing; and

o	DT's financing provides the combined company with a long-lasting capital structure with no near-term maturities and significant breathing room.

Misperception #3: The combined company should issue secured debt.

·	Reality: Unsecured debt provides the combined company with significantly greater flexibility.

o	Secured debt would contain more restrictive financial covenants and therefore more significantly impair the combined company's ability to invest and compete;

o	No secured debt was a key DT requirement since DT's controlling ownership prevents the combined company from having secured debt and allowed the combined company to reduce DT's financing costs; and

o	DT's significant debt and equity stake were important elements in securing the combined company's attractive credit rating and cost of capital.

Misperception #4: The 26% / 74% ownership split is unfair at multiple parity.

·
Reality: A less favorable ownership stake of between 17%[3]-24%[4] would result after appropriate adjustments for $1.5 billion MetroPCS cash reserved for spectrum and $1.5 billion cash payment as disclosed in the MetroPCS amended definitive proxy statement.

MetroPCS Ownership Analysis Based on adjusted T-Mobile EBITDA (as disclosed in the MetroPCS amended definitive proxy statement)[18]
	MetroPCS	T-Mobile
PSAM/Paulson Multiple à Firm Value/EBITDA	5.0x1	5.0x1
2013E EBITDA	$1,359[12]	$5,132[13]
Firm Value	$6,795	$25,660
Less: Net Debt	($2,147)[14]	($17,461)[10]
Less: Cash for Spectrum	($1500)	—
Less: Cash Payment	($1500)	—
Equity Value	$1,648	$8,199
à Implied Ownership Split	17%	83%

o	MetroPCS' combination with T-Mobile results in significantly more value to MetroPCS' stockholders vs. MetroPCS on a stand-alone basis.

Multiples Analysis Pro-forma Total Value to MetroPCS' Stockholders Based on 26% Ownership Split[18]
	NewCo	MetroPCS
	Proxy Math[15]	Stand-Alone Math
Firm Value/EBITDA[1]	5.0x	5.0x
2013E Pro Forma EBITDA	$6,491[4]	$1,359[12]
Pro Forma Firm Value	$32,455	$6,795
Less: Net Debt	(21,500)	(2,147)[14]
Less: Cash reserved for Spectrum	—	(1,500)
Pro Forma Equity Value	$10,955	$3,148
MetroPCS Implied Equity Value (26%)	$2,848	$3,148
Implied Share Price	$7.70	$8.51
Plus: Cash Payment per Share to MetroPCS Stockholders	$4.06	—
Total Value to MetroPCS' Stockholders	$11.76	$8.51
Premium/(Discount) to MetroPCS Standalone Value[16]	38%	—
Plus: NPV of Synergies per Share[17]	$4.71	—
Total Value to MetroPCS' Stockholders Including Synergies	$16.47	$8.51*
Premium/(Discount) to MetroPCS Standalone Value[16]	93%	—
*(18%) discount to current MetroPCS share price1

As the above analysis demonstrates, the proposed combination benefits MetroPCS' stockholders and is a better alternative than remaining a stand-alone company. As a result, the MetroPCS board unanimously recommends that stockholders vote their shares FOR all of the proposals relating to the proposed combination with T-Mobile by returning their GREEN proxy card with a “FOR” vote for all proposals. Because some of the proposals required to close the proposed transaction require at least an affirmative vote of a majority of all outstanding shares, the votes of all of MetroPCS' stockholders are important. The failure to vote or an abstention will have the same effect as a vote against the proposed combination. If stockholders vote against the proposed combination, there can be no assurance that MetroPCS will be able to deliver the same or better stockholder value.
The Company urges stockholders to discard any white proxy cards, which were sent by a dissident stockholder. If a stockholder previously submitted a white proxy card, the Company urges them to vote as instructed on the GREEN proxy card, which will revoke any earlier dated proxy card that was submitted, including any white proxy card.
Stockholders who have questions or need assistance in voting their shares should contact the Company's proxy solicitor, MacKenzie Partners, Inc. toll-free at (800) 322-2885 or call collect at (212) 929-5500.

If you have any questions, require assistance in voting your shares, or need additional copies of MetroPCS's proxy materials, please call MacKenzie Partners at the phone numbers listed below.

105 Madison Avenue
New York, NY 10016
(212) 929-5500 (call collect)
Or
TOLL-FREE (800) 322-2885

About MetroPCS Communications, Inc.

Dallas-based MetroPCS Communications, Inc. (NYSE: PCS) is a provider of no annual contract, unlimited wireless communications service for a flat-rate. MetroPCS is the fifth largest facilities-based wireless carrier in the United States based on number of subscribers served. With Metro USA(SM), MetroPCS customers can use their service in areas throughout the United States covering a population of over 280 million people. As of December 31, 2012, MetroPCS had approximately 8.9 million subscribers. For more information please visit www.metropcs.com.

Additional Information and Where to Find It

This document relates to a proposed transaction between MetroPCS and Deutsche Telekom. In connection with the proposed transaction, MetroPCS has filed with the Securities and Exchange Commission (the “SEC”) an amended definitive proxy statement. Security holders are urged to read carefully the amended definitive proxy statement and all other relevant documents filed with the SEC or sent to stockholders as they become available because they will contain important information about the proposed transaction. All documents are, and when filed will be, available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting MetroPCS' Investor Relations department at 214-570-4641, or via e-mail at investor_relations@metropcs.com. This communication does not constitute a solicitation of any vote or approval.

Participants in the Solicitation

MetroPCS and its directors and executive officers will be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about MetroPCS' directors and executive officers is available in MetroPCS' annual report on Form 10-K filed with the SEC on March 1, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the amended definitive proxy statement and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the amended definitive proxy statement carefully before making any voting or investment decisions.

Cautionary Statement Regarding Forward-Looking Statements

This document includes “forward-looking statements” for the purpose of the “safe harbor” provisions within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Any statements made in this document that are not statements of historical fact, and statements about our beliefs, opinions, projections, strategies, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as “anticipate,” “will,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “views,” “projects,” “should,” “would,” “could,” “may,” “become,” “forecast,” and other similar expressions. These forward-looking statements include, among others, statements about the benefits of the proposed combination, the prospects, value and value creation capability of the combined company, compelling terms and nature of the proposed combination, future expansion of the MetroPCS brand into new areas, whether metro areas are unserved or underserved, benefits to MetroPCS customers, value of the proposed combination to MetroPCS stockholders, future MetroPCS stock prices, expected growth in the no contract space, customer perceptions of the combined company's service, projected cost synergies and the combined company's ability to achieve them, forecasts of combined company revenues, EBITDA, and FCF, projected 5-year CAGRs, ability of the combined company to compete, MetroPCS' ability to acquire spectrum, the combined company's leverage ratios and its ability to de-leverage organically, the combined company's spectrum position, the combined company's competitive position, impact of the proposed combination on LTE roll-out and benefits of LTE network, MetroPCS' projected upgrade rate, projected financing costs, ability of the combined company to deleverage over time, ability and rates of financing available in the market, and other statements regarding the combined company's strategies, prospects, projected results, plans, or future performance.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of MetroPCS, Deutsche Telekom and T-Mobile and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the proposed transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of MetroPCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in MetroPCS' annual report on Form 10-K, filed March 1, 2013, and other filings with the SEC available at the SEC's website (www.sec.gov). The results for any prior period may not be indicative of results for any future period.

The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. MetroPCS, Deutsche Telekom and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this document, except as required by law.

1.
The premium is calculated based on EBITDA multiples used by P. Schoenfeld Asset Management LP (PSAM) and Paulson & Co. Inc. (Paulson) applied to MetroPCS management forecasted combined company EBITDA for 2013, which forecasts are set forth in the MetroPCS amended definitive proxy statement. The stock price is the closing price on the NYSE of $10.38 on March 15, 2013.

2.	Net present value calculated with 9% discount rate and 38% tax rate. Synergies are preliminary projections and subject to change.
3.	EBITDA is based on unadjusted T-Mobile management forecast combined company EBITDA for 2013, which forecasts are set forth in the MetroPCS amended definitive proxy statement.
4.	EBITDA is based on MetroPCS management's forecast of combined company EBITDA for 2013, which forecasts are set forth in the MetroPCS amended definitive proxy statement.
5.	Based on the analysis conducted by the financial advisor to the special committee of MetroPCS' board of directors, as included in the MetroPCS' amended definitive proxy statement.
6.
Calculated based on the average target prices of publicly available research analyst reports for MetroPCS published on or after July 25, 2012 that were available to the financial advisor to the special committee of the MetroPCS board of directors as of October 2, 2012, which were referenced by the financial advisor to the special committee of MetroPCS' board of directors, as included in the MetroPCS amended definitive proxy statement.

7.	Free Cash Flow is calculated as EBITDA less Capital Expenditure (excluding spectrum spend).
8.	Based on latest reported financials; NewCo numbers represent the sum of T-Mobile and MetroPCS.
9.	Based on Sprint (PF Clearwire), US Cellular and Softbank transactions
10.	Based on target net debt of $17.5 billion ($15 billion DT notes and $2.5 billion tower financing obligation as of 12/31/12).
11.	Includes $1.5 billion in cash reserved for the acquisition of spectrum.
12.	Based on MetroPCS management projections as disclosed in the MetroPCS amended definitive proxy statement; NewCo net debt based on management guidance.
13.	EBITDA is based on MetroPCS management's forecast of T-Mobile EBITDA for 2013, which forecasts are set forth in the MetroPCS amended definitive proxy statement.
14.	Based on latest reported financials as of 12/31/12.
15.	Based on MetroPCS management projections as disclosed in the MetroPCS amended definitive proxy statement; NewCo net debt based on management guidance.
16.	Based on MetroPCS standalone value per share of $8.51.
17.	26% of projected $6-7 billion NPV[2] of synergies as disclosed in the MetroPCS amended definitive proxy statement
18.
This table should be read in conjunction with the presentation filed by MetroPCS with the SEC on Schedule 14A on March 18, 2013, which provides additional detail regarding the information set forth in this table.

PCS INVESTOR PRESENTATION
MARCH 2013

metroPCS
Wireless for All.

Cautionary Statements

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect the current views of the management of each of Deutsche Telekom AG ("DT"), MetroPCS Communications, Inc. ("PCS") and T-Mobile USA, Inc. ("T-Mobile" and, together with DT and PCS, "we" or "our") with respect to future events. Any statements made in this document that are not statements of historical fact, and statements about our beliefs, opinions, projections, strategies, and expectations, are forward-looking statements and should be evaluated as such. These forward-looking statements often include words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "views," "projects," "should," "would," "could," "may," "become," "forecast," and other similar expressions. These forward-looking statements include, among others, statements about the benefits of the proposed combination, the prospects, value and value creation capability of the combined company, compelling terms and nature of the proposed combination, future expansion of the PCS brand into new areas, whether metro areas are unserved or underserved, benefits to PCS customers, the value of the proposed combination to PCS stockholders, future PCS stock prices, expected growth in the no-contract space, customer perceptions of NewCo's service, projected cost synergies and the combined company's ability to achieve them, forecasts of NewCo's revenues, EBITDA and FCF, projected 5-year CAGRs, ability of NewCo to compete, projected prices of spectrum or PCS's ability to acquire it, NewCo's spectrum position, NewCo's competitive position, impact of proposed combination on LTE roll-out and benefits of LTE network, PCS' projected upgrade rate, the projected financing costs, ability of NewCo to deleverage over time, NewCo's intent regarding payment of dividends, accretive nature of Apple products to NewCo, ability and rates of financing available in the market, and other statements regarding NewCo's strategies, prospects, projected results, plans or future performance.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of PCS, DT and T-Mobile and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the possibility that the proposed transaction is delayed or does not close, including due to the failure to receive the required stockholder approvals or required regulatory approvals, the taking of governmental action (including the passage of legislation) to block the proposed transaction, the failure to satisfy other closing conditions, the possibility that the expected synergies will not be realized, or will not be realized within the expected time period, the significant capital commitments of PCS and T-Mobile, global economic conditions, fluctuations in exchange rates, competitive actions taken by other companies, natural disasters, difficulties in integrating the two companies, disruption from the transaction making it more difficult to maintain business and operational relationships, actions taken or conditions imposed by governmental or other regulatory authorities and the exposure to litigation. These forward-looking statements also include statements with regard to the expected development of revenue, earnings, profits from operations, depreciation and amortization, cash flows and personnel-related measures. You should consider them with caution. Such statements are subject to risks and uncertainties, most of which are difficult to predict and generally are beyond our control. Among the factors that might influence our ability to achieve our objectives are the progress of DT's and T-Mobile's cost-saving measures, and the impact of other significant strategic, labor or business initiatives, including acquisitions, dispositions and business combinations, and DT's and T-Mobile's network upgrade and expansion initiatives. In addition, stronger than expected competition, technological change, legal proceedings and regulatory developments, among other factors, may have a material adverse effect on our costs and revenue development. Further, the economic downturn in our markets, and changes in interest and currency exchange rates, may also have an impact on our business development and the availability of financing on favorable conditions. Changes to our expectations concerning future cash flows may lead to impairment write downs of assets carried at historical cost, which may materially affect our results at the group and operating segment levels. If these or other risks and uncertainties materialize, or if the assumptions underlying any of these statements prove incorrect, our actual performance may materially differ from the performance expressed or implied by forward-looking statements. We can offer no assurance that our estimates or expectations will be achieved. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in PCS' 2012 Annual Report on Form 10-K, the PCS amended definitive proxy, and other filings with the Securities and Exchange Commission (the "SEC") available at the SEC's website (www.sec.gov). The results or trends for any prior period may not be indicative of results for any future period. The forward-looking statements speak only as to the date made, are based on current assumptions and expectations, and are subject to the factors above, among others, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or ability to predict. You should not place undue reliance on these forward-looking statements. PCS, DT and T-Mobile do not undertake a duty to update any forward-looking statement to reflect events after the date of this document, except as required by law.

Cautionary Statement Regarding Certain Financial Information

DT prepared certain figures in accordance with IFRS. In addition, we present non-GAAP financial performance measures, including, among others, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, adjusted EBIT, adjusted net income, OIBDA, free cash flow, gross debt and net debt. These non-GAAP measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP or IFRS. Non-GAAP financial performance measures are not subject to IFRS or GAAP. Other companies may define these terms in different ways.

2

T-Mobile / PCS Combination is the Best Alternative for PCS Stockholders

- After conducting a thorough and extensive multi-year process, PCS' Board of Directors and Special Committee, with the assistance of their independent financial and legal advisors, concluded the combination with T-Mobile was the best strategic alternative for the company and its stockholders:
  - Economic terms of the combination are extremely compelling for PCS stockholders
  - Addresses PCS' critical spectrum needs and competitive disadvantages
  - Allows for expansion of the PCS brand into unserved and underserved major metro areas
  - Improves customer value proposition through a stronger, deeper data network and a broader, better device line-up
- If the proposed combination is not approved, stockholders will not enjoy the compelling benefits of this combination, which could result in a loss of value for PCS stockholders

4

T-Mobile / PCS Combination is More Attractive than the PCS Stand-alone Case

PCS stockholders to receive ~$4.06 / share in cash, 26% ownership interest in a better positioned combined company (vs. stand-alone PCS) and an attractive premium (1)

- Agreed upon 26% ownership for PCS stockholders represents a premium to the current stock price (1)
  - A less favorable ownership stake of between 17% (2) - 24% (3) would result after appropriate adjustments for $1.5Bn PCS cash reserved for spectrum and $1.5Bn cash payment as disclosed in the PCS amended definitive proxy statement
- At 5x 2013 EBITDA (illustrative): (1)
  - PCS stockholders will receive a ~14% (3) - 38% (2) premium to the stand-alone PCS value / share
  - Including synergies, PCS stockholders will receive a ~70% (3) - 93% (2) premium, assuming all of the $6.7Bn NPV (4) of projected synergies are achieved
  - Stand-alone PCS value / share (after deducting $1.5Bn cash reserved for spectrum) represents a ~18% decline vs. the current PCS share price (1)
- Based on DCF analysis undertaken by PCS' special committee financial advisor: (5)
  - PCS stockholders receive a ~17% premium vs. stand-alone PCS and ~95% premium vs. average price target (5)(6)
  - Including synergies, PCS stockholders receive a ~46% premium vs. stand-alone PCS (4)(5) and ~143% premium vs. average price target, (6) assuming all of the $6.7Bn NPV (4) of projected synergies are achieved (5)

(1) The premium is calculated based on EBITDA multiples used by P. Schoenfeld Asset Management LP (PSAM) and Paulson & Co. Inc. (Paulson) and applied to PCS management forecasted combined company EBITDA for 2013, which forecasts are set forth in the PCS amended definitive proxy statement, and stock price is the closing price on the NYSE of $10.38 on 03/15/13
(2) EBITDA is based on PCS management forecasted combined company EBITDA for 2013, which forecasts are set forth in the PCS amended definitive proxy statement
(3) EBITDA is based on unadjusted T-Mobile management forecasted combined company EBITDA for 2013, which forecasts are set forth in the PCS amended definitive proxy statement
(4) Synergies are preliminary projections and subject to change; NPV calculated with 9% discount rate, 38% tax rate; as disclosed in the PCS amended definitive proxy statement
(5) Based on the opinion of the financial advisor to the special committee of the PCS board set forth in the PCS amended definitive proxy statement
(6) Calculated based on the average target prices of publicly available research analyst reports for PCS published on or after 07/25/12 that were available to it as of 10/2/12, referenced by the special committee's financial advisor and set forth in the amended definitive proxy statement

5

T-Mobile / PCS Combination Creates Sustainable Long Term Value for Stockholders

Value Leadership	▪ Significant and well-positioned presence in industry's fast growing no-contract (i.e., prepaid) services space ▪ Greater customer value and choice
Scale Benefits	▪ More robust spectrum position, broader network coverage and greater network capacity ▪ Deeper LTE network deployment with path to at least 20x20 MHz in approximately 90% of top 25 metro areas by 2014+ ▪ Improves marketing and purchasing scale
Significant Synergies	▪ Projected cost synergies of $6 – $7Bn NPV [1] (annual run-rate of $1.2Bn - $1.5Bn after integration period) ▪ Clear cut technology path to one common LTE network ▪ Straightforward integration with clear migration path for PCS customers onto T-Mobile network ▪ Over 90% [2] of PCS' licensed AWS spectrum is contiguous to T-Mobile's AWS spectrum enabling 20x20 MHz LTE
Strong Financial Position	▪ Attractive growth profile – target 5-year CAGRs (2012 – 2017): – Revenue: 3% – 5%, EBITDA: 7% – 10% and Free Cash Flow: [3] 15% – 20% ▪ Financial flexibility and direct capital markets access which will allow NewCo to compete effectively – S&P's BB rating highlights NewCo's sustainable capital structure and credit profile

(1) Synergies are preliminary projections and subject to change; NPV calculated with 9% discount rate and 38% tax rate
(2) In the top 100 markets, 90% of MetroPCS' AWS spectrum is adjacent to T-Mobile's AWS spectrum
(3) Free Cash Flow is calculated as EBITDA less Capital Expenditure (excluding spectrum spend)

6

Clarification of Investor Concerns

Misperception	Reality
1 *NewCo leverage is too high*	S&P's BB rating highlights NewCo's sustainable capital structure and credit profile; leverage is appropriate for NewCo and is in-line with peers and the PCS historical average; NewCo will de-lever organically
2 *The DT debt terms are unreasonable*	The DT debt's market-based terms represent a favorable deal for NewCo; NewCo avoids significant financing costs
3 *NewCo should issue secured debt*	No secured debt provides NewCo with flexibility for the future, and was a key DT requirement and negotiation consideration
4 *The 26% / 74% ownership split is unfair at multiple parity*	A stake of only 17% (1) - 24% (2) would result after appropriate adjustments for $1.5Bn PCS cash reserved for spectrum and $1.5Bn cash payment as disclosed in the PCS amended definitive proxy statement

(1) EBITDA is based on PCS management forecasted combined company EBITDA for 2013, which forecasts are set forth in the PCS amended definitive proxy statement

(2) EBITDA is based on T-Mobile management forecasted combined company EBITDA for 2013, which forecasts are set forth in the PCS amended definitive proxy statement

7

ROBUST PROCESS TO MAXIMIZE VALUE LED TO T-MOBILE / PCS COMBINATION

Wireless for All.

Spectrum Position, Size and Resources Create Competitive Disadvantage for PCS Stand-alone

- PCS Board and management regularly monitor and assess industry developments, competitive position, growth strategies and opportunities
- In evaluating PCS' competitive position, the Board and management determined that the acquisition of additional spectrum was critical to:
  - Meet increasing demand for data services
  - Compete against larger, better capitalized, national carriers
  - Continue customer growth using unlimited business model
  - Maintain and enhance quality of service
  - Allow deployment of new technologies
  - Enhance stockholder value
  - Maintain its cost structure and unlimited service strategy
- Acquiring additional spectrum is essential, but opportunities are limited
  - Despite advocating for auctioning of Federal government spectrum, only a small amount of spectrum has been auctioned relative to demand, and there is uncertainty about the amounts and timing of when additional spectrum may be auctioned and PCS' ability to acquire it when and if available
  - PCS has encountered difficulties completing acquisitions of additional spectrum from third parties given its size and resources compared to competitors

Over the last several years, PCS has pursued numerous opportunities to acquire spectrum but has been largely unsuccessful

9

PCS Has Been Unable to Purchase Sufficient Growth Spectrum with Available Resources

PCS Has Considerably Less Spectrum Than Its Larger National Competitors

Average MHz in Top 25 Major Metro Areas, MHz

125
100
75
50
25
0
109
97
76
63
106
54
13(2)
More AWS spectrum than any other carrier
Verizon
AT&T
NewCo
T-Mobile
Sprint (PF Clearwire)(1)
PCS
700 MHz
Cellular / SMR
PCS
AWS
Clearwire (BRS)

Spectrum in PCS Core Metro Areas Is Expensive

Auction 66 Precedents, Multiple of Auction 66 Average License Price (3)

4.0x
3.0x
2.0x
1.0x
0.0x
Spectrum Covering Key PCS Metro Areas (Multiple of Auction 66 Average License Price (3))
2.7x
2.1x
1.4x
1.3x
1.2x
1.1x
NY-NJ-CT-PA-MA
Northeast
Detroit
West
Dallas-Fort Worth
Las Vegas

(1) Excludes US Cellular transaction
(2) 22 MHz across operating markets
(3) Based on Auction 66 Average of $0.53

Source Public Filings, FCC

10

PCS Board Engaged in a Thorough and Extensive Multi-Year Evaluation of Strategic and Financial Alternatives

- Began extensively exploring spectrum opportunities in early 2007 both within existing licensed areas and in new metropolitan areas as appropriate
- Participated in significant FCC auctions of spectrum with disappointing results
- Engaged in discussions with all major spectrum holders and strategic parties regarding potential M&A and/or spectrum acquisition opportunities over several years
  - Board/management highly focused on alternatives to expand network capacity and continue unlimited pay-in-advance for voice and data
  - Included months of negotiations with DT
- Weighed benefits and risks of a combination against remaining a stand-alone company with uncertain opportunities for acquiring additional spectrum
- Only DT negotiations resulted in an executed agreement
  - Board compared strategic alternatives, including the viability of PCS remaining a stand-alone company, and the possibility of engaging in a transaction with other parties, and determined that all strategic alternatives had been explored prior to agreeing to the T-Mobile combination
  - Board determined combination with T-Mobile was the most compelling option available to PCS at that time

11

Transcription Terms and Structure

PCS Stockholders
26% Ownership
74% Ownership
DT
Equity
Debt
$1.5Bn Cash
NewCo (T-Mobile & PCS)
$15Bn (1) Notes

Key Transaction Elements

- Reverse acquisition of T-Mobile by PCS
  - PCS recapitalization with 1 for 2 stock split and $1.5Bn aggregate cash payment (~$4.06 per share pre-split) to PCS stockholders
  - PCS stockholders receive 26% ownership of NewCo
- Roll-over existing $15Bn DT (1) intercompany loan into new senior unsecured notes in NewCo
- Combined business remains a U.S.-listed company

NewCo Corporate Governance

- PCS and DT to nominate Board members consistent with their respective ownership percentages
  - PCS initially to designate 2 directors
- Selected consent rights for DT
- Limitations on increase / decrease of ownership by DT

Closing Conditions and Timeline

- Regulatory approvals received (2)
- PCS stockholder vote scheduled for April 12th, 2013
- Expected to close shortly after stockholder vote

(1) In addition, DT has agreed to purchase additional notes in an amount equal to $3.5Bn less any senior notes purchased by third parties before closing, a portion of which would be used to repay PCS' senior secured credit facility; when the current PCS senior notes offering closes, this DT commitment will be extinguished
(2) HSR waiting period has expired and the FCC has agreed to the proposed combination

12

Transaction Maximizes Stockholder Value at the Right Time

Best Positions PCS for Long-Term Success	■ Well capitalized entity able to compete effectively with large national carriers ■ Strong financial position with direct access to capital markets ■ Significant spectrum with a path to at least 20x20 MHz LTE in approximately 90% of top 25 metro areas by 2014+
Creates the Leading Value Carrier in the U.S. Wireless Marketplace	■ Enhanced customer experience through a wider selection of affordable products and services across contract (i.e., postpaid) and no-contract services ■ Deeper network coverage, better spectrum and more capacity ■ Clear-cut technology path to one common 4G LTE network; spectrum benefits unique to a T-Mobile and PCS combination ■ Expansion of PCS business model to additional metropolitan areas
Provides Best Value Available to PCS Stockholders	■ Realize a substantial premium through an immediate cash payment and continuing meaningful ownership stake (1) ■ Meaningful ownership in a combined company with significantly enhanced position provides opportunity to benefit from future growth ■ $6-7 billion NPV (2) of projected cost synergies ■ Through continued ownership in the combined company, PCS stockholders have the opportunity for another premium in a future sale of the combined company if one occurs

Expanded scale, spectrum and financial resources to compete effectively

(1) The premium is calculated based on EBITDA multiples used by P. Schoenfeld Asset Management LP (PSAM) and Paulson & Co. Inc. (Paulson) and applied to PCS management forecasted combined company EBITDA for 2013, which forecasts are set forth in the PCS amended definitive proxy statement, and stock price is the closing price on the NYSE of $10.38 on 03/15/13

(2) Synergies are preliminary projections and subject to change; NPV calculated with 9% discount rate and 38% tax rate

13

CREATING THE VALUE LEADER IN WIRELESS

metroPCS
Wireless for All.

NewCo: The Premier Challenger in the U.S. Wireless Industry

Simplicity, unlimited data, and "No Surprises" for both contract and no-contract customers

Combined spectrum resources enabling at least 20x20 MHz LTE in approximately 90% of top 25 metro areas by 2014+

Growth platform delivering target 7% - 10% EBITDA growth and 15% - 20% FCF (1) growth (5-year CAGR) (2)

Led by proven management team committed to growth and cost leadership

(1) Free Cash Flow is calculated by EBITDA less Capital Expenditure (excluding spectrum spend)
(2) 2012 - 2017

15

NewCo Will Be Uniquely Positioned as the "Un-carrier"

…Stay Tuned….

PCS Integration and Expansion – Leader in No-contract

Apple Partnership

100% Value Plans - Simple, Transparent, Flexible

T-Mobile Brand Re-launch

Faster High-Speed Network Than AT&T in New York, Chicago, and Many Other Cities

4G LTE Network – 100M LTE Pops Mid-year, 200M Year End

Enhanced Spectrum Position – AT&T & Verizon Spectrum

Challenging the status quo by giving consumers and businesses more Choices…
...Choices taken away by the utility-like, wireless industry competitors

16

Materially Enhanced Spectrum Position

Post-Transaction Spectrum Depth (MHz)

Average Spectrum in Top 100 Major Metro Areas, MHz (1)

80
60
40
20
0
54
28
26
8
63
36
27
11
7
5
74
43
32
T-Mobile (Dec 2011)
AT&T Spectrum/ VZW Spectrum
T-Mobile (Oct 2012)
MetroPCS
NewCo
PCS Spectrum
AWS Spectrum

(1) Totals do not reconcile due to rounding, includes smaller transactions that do not appear in the AT&T / Verizon, or MetroPCS bars

Post-Transaction LTE Spectrum (MHz)

New York 50
Los Angeles 50
Dallas 60
Philadelphia 40
Detroit 50
Boston 50
San Francisco 50
Tampa 50
Sacramento 50
Las Vegas 50
Orlando 50
T-Mobile
MetroPCS

Spectrum position in PCS major metro areas improves by 4x on average vs. PCS stand-alone

17

NewCo Will Deliver Accelerated LTE Deployment

4G Network Coverage: Accelerated LTE (MM POPs)

250
200
150
100
50
0
225
225
225
200
200
170
126
100
0
2012 YE
H1 2013
2013 YE
4G LTE
4G HSPA PCS
4G HSPA AWS

Improved coverage, reliability and faster speeds enhanced by T-Mobile's $4Bn network modernization program already underway

18

T-Mobile and PCS Networks: Straightforward Migration to Combined Network

Key Enablers

- T-Mobile's network has the capacity to support customer migration
- PCS LTE customers will be able to use the T-Mobile LTE network for LTE service without changing handsets
- PCS customers will be offered HSPA/LTE handsets, leveraging GSM price point advantages
- Historical PCS handset replacement cycle (60%+ per year) facilitates rapid PCS customer migration

Migration Plan

- Transition PCS subscribers over time to NewCo network
- Anticipate all PCS customers migrated to NewCo network in H2 2015
- Re-farm PCS spectrum to create additional capacity for LTE on NewCo network
- PCS' CDMA network to be decommissioned over time - not integrated

19

NewCo Will Drive Value and Innovation in Wireless

	Best Value in the U.S.		
	Contract Services		No-contract Services
Brands	T-Mobile	T-Mobile, MetroPCS, Partner Brands (MVNO)	
Customer Segments	Consumer B2B M2M	Consumer	
Primary Channel	National / Direct	National / Indirect	Local / Indirect
Distribution	~70,000 total points of distribution ~7,500 branded doors / ~10,000 3rd-party doors / ~50,000 national retailer doors		
Network	4G network with LTE/HSPA+ delivers fast and reliable coverage		

20

Boldly Moving to 100% Value in Contract: Simple, Transparent, and Flexible

Industry Norm		The "Un-Carrier" Way

Pricing Scheme

Opaque

- Myriad of plans
- High service price to subsidize the device
- Long contract term to subsidize the device

Simple & Transparent

- Simple menu of options
- Service and device prices are separate and transparent

Device Choices

Limiting

- Subsidized
- No financing
- Upgrade eligibility based on tenure

Flexible

- Bring Your Own Device or Buy
- Finance through EIP - Always pay less at activation
- Flexible upgrade options regardless of tenure

Device choices to include Apple products in 2013

21

NewCo Will Deliver a Better Customer Experience

	Benefits to NewCo Customers: T-Mobile	Benefits to NewCo Customers: metroPCS
Network Coverage	■ Better service and faster speeds driven by: – Increased network density – Broader coverage area – Additional capacity in major metro areas	■ Greatly expands on-net domestic coverage ■ International roaming options
LTE	■ Deeper LTE coverage in major metro areas such as NY, LA and Dallas	■ Faster, broader, higher capacity 4G HSPA+ and LTE network
Devices	■ Expands handset availability	■ Wider handset choice and lower costs ■ Expanded device ecosystem, including Apple products
Distribution and Service	■ Leverage PCS automation and self service to improve service levels	■ National footprint → customers not forced to leave PCS when they move

22

Leader in Fast Growing No-contract Offerings

North America Industry Growth
% Subscribers CAGR (2012-2017)

Total
3% - 5%
No-Contract
9% - 10%
Contract
2% - 3%

Branded No-contract Subscribers (1)
Q4-2012, Millions

TRACFONE
22.4
Sprint
15.6
NewCo
14.7
metroPCS
8.9
at&t
7.3
T-Mobile
5.8
verizon
5.7
LEAP
5.3

Branded No-contract Revenue (1)(2)
Q4-2012, $Bn

TRACFONE
1.2
Sprint
1.2
NewCo
1.6
metroPCS
1.1
at&t
Not Reported
LEAP
0.7
T-Mobile
0.5
verizon
Not Reported

(1) Facilities-based carriers exclude wholesale
(2) Service revenue

Source: Public Filings, Independent Market Research (OVUM)

23

Expansion of PCS Brand Nationally Provides Significant Upside to Stockholders

NewCo's Spectrum and Network Allow NewCo to Expand PCS' Brand to New Areas

Seattle
Spokane
Portland
Eugene
Boise City
Reno
Sacramento
San Francisco
Las Vegas
Los Angeles
Salt Lake City
Phoenix
Tucson
Denver
Colorado Springs
Albuquerque
El Paso
Amarillo
Minneapolis
Sioux Falls
Omaha
Des Moines
Kansas City
Wichita
Oklahoma City
Dallas
Austin
San Antonio
Houston
Corpus Christi
Shreveport
Little Rock
St. Louis
Memphis
Jackson
New Orleans
Madison
Chicago
Grand Rapids
Detroit
Cleveland
Indianapolis
Columbus
Lexington-Fayette
Nashville-Davidson
Birmingham
Atlanta
Tallahassee
Jacksonville
Orlando
Tampa
Miami
Savannah
Charlotte
Raleigh
Richmond
Virginia Beach
Washington
Philadelphia
New York
Pittsburgh
Buffalo
Syracuse
Albany
Hartford
Boston
Bangor
PCS Network
T-Mobile Network

PCS Addressable POPs coverage increases from 103MM to more than 280MM

24

NewCo Creates Material Scale over PCS Stand-alone

Total Subscribers

in MM, As of 4Q'12

125
100
75
50
25
0
115
107
56
42
33
9
5
Verizon (1)
AT&T
Sprint
NewCo
T-Mobile
PCS
Leap

Wireless Capital Expenditures

in $Bn, As of 2012

15
10
5
0
10.8
8.9
4.9
3.7
2.9
0.8
0.4
AT&T
Verizon
Sprint
NewCo (2)
T-Mobile (2)
PCS
Leap

(1) 98MM total retail subscribers; 17MM wholesale subscribers based on Wall Street Research estimate
(2) Capex excludes spectrum purchases

Source Public Filings and Wall Street Research

25

PCS Stockholders Positioned to Realize Significant Upside Through Synergies

Rapid Transition to a Single Network with Projected Cost Synergies of ~$5-$6Bn NPV (1)	- T-Mobile's existing network capacity accelerates PCS customer transition - Highly complementary spectrum allows for deployment using greater LTE bandwidth - Rapid handset upgrade cycle facilitates customer migration - Decommission redundant sites and retain selected PCS network assets
Capture Economies of Scale of ~$1Bn NPV (1)	- Realize efficiencies in common support functions - Maximize scale benefits with handset and other partners

PCS' 26% share of conservative projected cost synergies equates to an additional $4.71 / PCS share (2) (NPV (1) basis)

(1) Synergies and preliminary projections and subject to change; NPV calculated with 9% discount rate and 38% tax rate
(2) Based on 100% of projected synergies being achieved and approximately 370MM shares outstanding as of the PCS amended definitive proxy statement

26

STRONG FINANCIALS AND CAPITAL STRUCTURE

metroPCS Wireless for All.

Combination Positions NewCo for Sustainable Growth

NewCo Target 5-Year CAGR Growth

2012 – 2017E

Revenue
3% - 5%
EBITDA
7% - 10%
Free Cash Flow (1)
15% - 20%

Target Profitability

% of Service Revenue

EBITDA Margin
34% - 36%

(1) Free Cash Flow is calculated by EBITDA less Capital Expenditure (excluding spectrum spend)

Principal Expected Sources of NewCo Revenue Growth

- No-contract services: 80 – 90% of growth
- Focused geographic expansion of PCS brand: 10 – 20% of growth
- Contract services: flat growth as subs stabilize in 2013, followed by modest sub growth in 2014
- Additional geographic expansion of the PCS brand (not in current plan)

28

Projected Cost Synergies Yield ~$6-$7 Billion NPV (1)

	Year 1	Year 2	Year 3	Year 4	Year 5	Description
Network ($MM)						
Opex Savings	($0-$50)	($0-$50)	$0-$100	$300-$400	$600-$700	▪ Reduction in operating expenses related to tower, backhaul and roaming ▪ Savings in capacity and expansion capex ▪ Site upgrades and decommissioning
Capex Savings	$100-$200	$300-$400	$400-$500	$450-$550	$400-$450	
One – Time Costs	($600-$700)	($0 - $50)	($700-$800)	($800-$900)	-	
Non - Network ($MM)						
Opex Savings	$0-$50	$100-$200	$150-$250	$150-$250	$200-$300	▪ HSPA+ cost advantage over CDMA ▪ Procurement and back office efficiencies ▪ Common platform efficiencies ▪ Customer transition and business integration
Capex Savings	-	$0-$50	$0-$50	$0-$50	$0-$50	
One – Time Costs	($150-$250)	($0-$100)	($0-$100)	-	-	

(1) Cost synergies are preliminary projections and subject to change. NPV calculated with 9% discount rate and 38% tax rate

29

Combination Strengthens Financial Profile

Total Revenue (1)
$Bn, 2012

30
20
10
0
$19.7
$5.1
$24.8
T-Mobile
MetroPCS
Combined

Adj. EBITDA (2)
$Bn, 2012

9
6
3
0
$4.9
$1.5
$6.4
T-Mobile
MetroPCS
Combined

Capital Expenditure (3)
$Bn, 2012

6
4
2
0
$2.9
$0.8
$3.7
T-Mobile
MetroPCS
Combined

Free Cash Flow (4)
$Bn, 2012

4
3
2
1
0
$2.0
$0.7
$2.7
T-Mobile
MetroPCS
Combined

Source Public Filings

(1) Presented as US GAAP
(2) Pre-stock based compensation
(3) Capex excludes spectrum purchases
(4) Free Cash Flow is calculated by EBITDA less Capital Expenditure (excluding spectrum spend)

Financial information presented for the combined company is presented for informational purposes only and is not intended to represent or be indicative of the combined results of operations or financial position of the combined company and should not be taken as representative of the future results of operations or financial position of the combined company. Combined company figures are based on simple addition of representative financial measures for 2012.

30

Favorable Capital Structure for Stockholders

Capital Structure Is Designed to Capture Stockholder Value	NewCo capital structure allows for meaningful participation by PCS stockholders in significant equity upside potential Provides significant flexibility for deployment of future FCF
Significant Liquidity Position	NewCo projects a liquidity position of ~$2.3Bn at closing (consisting of $1.8Bn cash and $0.5Bn undrawn revolver)
DT Will Be the Largest Holder of NewCo Equity and Debt	DT to roll-over existing $15Bn (1) inter-company loan into series of NewCo high yield bonds with a staggered maturity profile
NewCo Will Evaluate Its Alternatives within a Targeted Capital Structure Framework	Target total debt/LTM EBITDA levels of 3-4x LTM EBITDA/cash interest of greater than 2x

NewCo is committed to maintaining a positive and proactive working relationship with the financial community

(1) In addition, DT has agreed to purchase additional notes in an amount equal to $3.5Bn less any senior notes purchased by third parties before closing, a portion of which would be used to repay PCS' senior secured credit facility; when the current PCS senior notes offering closes, this DT commitment will be extinguished

31

NewCo Has No Material Debt Maturities Before 2018

NewCo Debt Maturity Profile (Pro Forma for the Transaction) (1)

$MM

5,000
4,000
3,000
2,000
1,000
0
1,000
2,500
2,500
1,000
2,500
1,750
2,500
2,500
1,750
2,500
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
DT Notes
MetroPCS 7.875% Notes Due 2018
MetroPCS 6.625% Notes Due 2020
MetroPCS 6.250% Notes Due 2021
MetroPCS 6.625% Notes Due 2023

(1) Assuming repayment of PCS' senior secured credit facility at closing and no draws under the NewCo revolving credit facility

32

NewCo's Detailed Capital Structure

(1) DT Financing

- $15Bn of new senior unsecured notes to refinance T-Mobile intercompany debt
- $0.5Bn revolving credit facility (senior unsecured)
- Projected weighted average yield of ~7%
- Rate to be set at transaction close
  - Weighted average cost of debt has tightened from ~8% (at deal announcement) vs. ~7% (today)

(2) Existing PCS Debt

- $2.5Bn senior secured bank debt (refinanced with new senior unsecured notes)
  - Backstopped by DT [(3)]
- $2Bn senior unsecured notes (obtained change of control waiver in December 2012 – remains in place)

New Senior Unsecured Notes

(3)
- $3.5Bn new senior unsecured notes raised to refinance existing $2.5Bn PCS senior secured bank debt and for general corporate purposes
  - $3.5Bn backstopped by DT [(3)]

Capital Structure	$Bn [(1)]		x 2012 EBITDA [(2)]
DT Revolving Credit Facility ($0.5Bn)	$0.0	(1)	
DT Financing	$15.0	(1)	
Existing PCS Unsecured Notes	$2.0	(2)	
New Senior Unsecured Notes	$3.5	(3)	
Total NewCo Debt	**$20.5**		**3.2x**
T-Mobile Tower Leasing Obligation	$2.5		
PCS Capital Leasing Obligations	$0.3		
Total Adjusted NewCo Debt	**$23.3**		**3.6x**
Less: Expected Cash at Closing	($1.8)		
Total NewCo Net Debt	$18.7		2.9x
Total Adjusted NewCo Net Debt	**$21.5**		**3.4x**

S&P's BB credit rating for NewCo is higher than peers and PCS

(1) Totals do not reconcile due to rounding
(2) NewCo 2012A EBITDA (before stock-based compensation) of $6,398MM
(3) When the current PCS senior notes offering closes, this DT commitment will be extinguished

33

Misperception #1: Leverage is Too High

Reality: Leverage is appropriate for NewCo and is in-line with peers and the PCS historical average

(1)

NewCo Leverage Is In-Line With Peers and the NewCo S&P Rating is Higher than Peers and PCS

LTM Leverage (1)

6.0x
4.0x
2.0x
0.0x
5.5
4.4
5.5
3.0
3.6
3.4
3.1
2.4
3.6
3.6
Leap
PF Sprint (2)
NewCo
MetroPCS (3)
T-Mobile (4)

S&P Rating:	B-	B+	BB	B+	NA

(2)

NewCo Leverage Is In-Line with the Peer and PCS Historical Average

Historical LTM Leverage for Wireless Peers

6.0x
4.0x
2.0x
0.0x
4.7
3.5
3.6
3.4
3.5
2.6
Average of Peers (5)
NewCo
Average MetroPCS (6)
Gross Leverage
Net Leverage
$1.5Bn Cash for Spectrum

(1) Based on latest reported financials, NewCo is addition of T-Mobile and PCS
(2) Based on Sprint (PF Clearwire), US Cellular, and Softbank transactions
(3) Excluding $1.5Bn cash reserved for spectrum
(4) Based target net debt of $17.5Bn ($15Bn DT notes and $2.5Bn tower financing obligation) as of 4Q12
(5) Average from 4Q09 to 4Q12, includes Sprint (PF Clearwire), PCS (excluding $1.5Bn cash reserved for spectrum starting 2Q11), and Leap
(6) Average from 4Q09 to 4Q12; excluding $1.5Bn cash reserved for spectrum starting 2Q11

35

Misperception #1: Leverage is Too High (Cont'd)

Reality: NewCo will de-lever organically and 2013E is a trough year for EBITDA

(3) NewCo Will De-Lever Organically

- Post integration, Apple products related expenses, and network modernization, NewCo will generate significant FCF
  - NewCo capex is expected to decrease to $3Bn by 2014
  - T-Mobile has targeted annual cost savings of at least $500MM
  - Apple products projected to be accretive to FCF starting in 2014
  - Projected $1.2Bn - $1.5Bn of run-rate cost synergies (capex and opex) after integration period

(4) 2013E Is a Trough Year for NewCo EBITDA

- NewCo 2013E EBITDA will be impacted by one-time integration costs and subscriber loading on Apple products

(5) NewCo Not Planning to Pay a Dividend in the Near Term

- Neither PCS, Leap nor Sprint currently pay a dividend
- High capex and integration costs limit NewCo FCF especially in the first year
- Retain flexibility for future payment of dividends

Investor comfort underscored by strong support for NewCo's recent senior notes offering as well as the December 2012 consent solicitation on PCS' existing senior notes

36

Misperception #2: The DT Debt Terms Are Unreasonable

Reality: The DT debt's market-based terms represent a favorable deal for NewCo

(1) No Market Exists for Size of Required Commitment

- A $21Bn [1] commitment not available at time of the deal or today
  - Dell received $13.75Bn in bank commitments yet required an additional $2Bn of third-party financing from Microsoft
  - Heinz received $14.1Bn in bank commitments yet required an additional $8Bn preferred stock investment from Warren Buffett

(2) Pricing Mechanism Is Designed to Reflect the Market

- DT senior unsecured notes designed to price at par at close
  - Pricing was designed to reflect market conditions, based on a broad basket of bonds and HY indices (incl. PCS high yield debt)
  - Weighted average cost of debt has tightened from ~8% (at deal announcement) vs. ~7% (today)

(3) DT Debt Avoids Significant Fees and Flex

- A $21Bn commitment equates to $1.3Bn of financing / underwriting fees [2]
  - Represents ~$0.90 / NewCo share [3]
- Pricing flex [4] would have been in the double digits, exposing NewCo to significant risk [2]

(1) Based on $15Bn DT Notes *plus* $5.5Bn backstop on PCS refinancing of existing debt and new issuance of $1Bn senior notes; when the current PCS senior notes offering closes, this DT commitment will be extinguished
(2) Based on indicative terms at the time of announcement
(3) Based on 1.4Bn NewCo shares
(4) The underwriter group's ability to raise the interest rate from a pre-agreed rate to a maximum pre-agreed rate, enabling successful syndication even in a deteriorating market

37

Misperception #2: DT Debt Terms Are Unreasonable (Cont'd)

Reality: The DT debt's market-based terms represent a favorable deal for NewCo

(4) Long-lasting Capital Structure in Place at Close

- DT financing allows NewCo to focus on the business day 1 post close
  - With bridge financing, securing permanent financing would be a significant distraction and risk

(5) Attractive Maturity Profile

- The DT senior unsecured notes provide for no near term maturities and significant breathing room for NewCo
  - Mitigates significant near to medium term refinancing risk in the case of a poor credit market
  - NewCo has no significant maturities prior to 2018 compared to ~$9Bn for Sprint (pro-forma for Clearwire)
  - By 2018, NewCo is expected to have deleveraged organically

38

Misperception #3: NewCo Should Issue Secured Debt

Reality: No secured debt provides NewCo with flexibility for the future, and was a key DT requirement and negotiation consideration

(1)

Secured Debt Would Limit NewCo's Ability to Invest and Compete

- Secured debt would have more restrictive financial covenants
- Secured debt would make the junior capital portion of NewCo's capital structure more expensive, thus reducing the benefit

(2)

No Secured Debt was a Requirement for DT

- DT's controlling stake means NewCo cannot have secured debt (per DT bilateral credit agreements)
- PCS used this issue in the negotiations to reduce cost of DT financing
- E.g. 50% of the $15Bn [1] will re-price 2 – 3 years post close
  - Based on market, which should benefit PCS given expected deleveraging and synergy realization

(3)

DT Debt and Equity Stake Key Factors in Supporting NewCo Credit

- DT's significant debt and equity stake are important elements for NewCo's credit rating and cost of capital
- PCS' current market rates reflect the DT halo effect and do not represent the true "stand-alone" cost of financing for PCS or NewCo
- DT support of NewCo levels playing field with Sprint after most recent investment from Softbank

(1) 50% of any DT additional senior notes issued by NewCo pursuant to the DT backstop would also re-price

39

Reality: A less favorable ownership stake of between 17% (2) - 24% (3) would result after appropriate adjustments for $1.5Bn PCS cash reserved for spectrum and $1.5Bn cash payment as disclosed in the PCS amended definitive proxy statement

PCS Ownership Analysis

	Based on Unadj. T-Mobile EBITDA		Based on PCS Adj. T-Mobile EBITDA	
	PCS	T-Mobile	PCS	T-Mobile
PSAM / Paulson Multiple → FV / EBITDA	*5.0x*	*5.0x*	*5.0x*	*5.0x*
2013E EBITDA	**$1,359** (3)	**$4,559** (2)	**$1,359** (3)	**$5,132** (1)
Firm Value	**$6,795**	**$22,795**	**$6,795**	**$25,660**
Less: Net Debt	**($2,147)** (4)	**($17,461)** (5)	**($2,147)** (4)	**($17,461)** (5)
Less: Cash for Spectrum	**($1,500)**	**--**	**($1,500)**	**--**
Less: Cash Payment	**($1,500)**	**--**	**($1,500)**	**--**
Equity Value	**$1,648**	**$5,334**	**$1,648**	**$8,199**
→ Implied Ownership Split	***24%***	***76%***	***17%***	***83%***

Note: PCS Board relied on a wide range of analysis which is detailed in the PCS amended definitive proxy statement, in concluding to move forward with the transaction. We have presented the analysis above as a result of the methodology put forth in the PSAM letter dated 01/30/13 and the Paulson letter dated 02/28/13 for illustrative purposes and to help investors more fully understand the relative and absolute value implications of the transaction within the framework already promote/d by PSAM and Paulson. PCS balance sheet as of 12/31/12; T-Mobile balance sheet as of 12/31/12; excludes fees, expenses, and other pro forma transaction adjustments

(1) EBITDA is based on PCS management forecasted T-Mobile EBITDA for 2013, which forecasts are set forth in the PCS amended definitive proxy statement
(2) EBITDA is based on T-Mobile management forecasted T-Mobile EBITDA for 2013, which forecasts are set forth in the PCS amended definitive proxy statement
(3) Based on PCS management projections as disclosed in the PCS amended definitive proxy statement
(4) Based on latest reported financials as of 12/31/12
(5) Based on $15Bn DT notes and $2.5Bn tower financing obligation as of 12/31/12

40

Reality: Combination with T-Mobile results in significantly more value to PCS stockholders vs. stand-alone

Multiples Analysis

Pro-forma Total Value to PCS Stockholders Based on 26% Ownership Split

	NewCo				PCS
	Paulson Math [1]	PSAM Math [2]	Proxy Math [3]		Stand-alone Math
Firm Value / EBITDA	*5.0x*	*5.0x*	*5.0x*	*5.0x*	*5.0x*
2013E Pro Forma EBITDA	$5,883	$5,918 [4]	$5,918 [4]	$6,491 [5]	$1,359 [3]
Pro Forma Firm Value	$29,692	$29,590	$29,590	$32,455	$6,795
Less: Net Debt	(21,400)	(21,500)	(21,500)	(21,500)	(2,147) [8]
Less: Cash Reserved for Spectrum	--	--	--	--	(1,500)
Pro Forma Equity Value	$8,292	$8,090	$8,090	$10,955	$3,148
PCS Implied Equity Value (26%)	$2,156	$2,103	$2,103	$2,848	$3,148
Implied Share Price	$5.83	$5.69	$5.69	$7.70	$8.51
Plus: Cash Payment per Share to PCS Stockholders	$4.06	$4.06	$4.06	$4.06	--
Total Value to PCS Stockholders	$9.88	$9.74	$9.74	$11.76	$8.51
Premium / (Discount) to PCS Standalone Value [7]	*16%*	*14%*	*14%*	*38%*	--
Plus: NPV of Synergies per Share [6]	$4.71	$4.71	$4.71	$4.71	--
Total Value to PCS Stockholders Including Synergies	$14.59	$14.45	$14.45	$16.47	$8.51
Premium / (Discount) to PCS Standalone Value [7]	*71%*	*70%*	*70%*	*93%*	--

(18%) Discount to current PCS share price [9]

Note: PCS Board relied on a wide range of analysis which is detailed in the PCS amended definitive proxy statement, in concluding to move forward with the transaction. We have presented the analysis above as a result of the methodology put forth in the PSAM letter dated 01/30/13 and the Paulson letter dated 02/28/13 for illustrative purposes and to help investors more fully understand the relative and absolute value implications of the transaction within the framework already promoted by PSAM and Paulson.

(1) Based on Paulson public letter dated 01/30/13, EBITDA multiple implied based on transaction value of $29,692MM and consensus combined EBITDA of $5,883MM
(2) Based on PSAM public letter dated 02/28/13; PCS balance sheet as of 12/31/12; T-Mobile balance sheet as of 12/31/12; share count based on the PCS amended definitive proxy statement
(3) Based on management projections as disclosed in the PCS amended definitive proxy statement; NewCo net debt based on management guidance
(4) EBITDA is based on T-Mobile management forecasted combined company EBITDA for 2013, which forecasts are set forth in the PCS amended definitive proxy statement
(5) EBITDA is based on PCS management forecasted combined company EBITDA for 2013, which forecasts are set forth in the PCS amended definitive proxy statement
(6) 26% of projected $6.7Bn NPV of synergies as disclosed in the PCS amended definitive proxy statement
(7) Based on PCS standalone value per share of $8.51
(8) Based on latest reported financials as of 12/31/12
(9) Based on PCS stock price of $10.38 as of 03/15/13

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PCS Share Price Affected by Takeover Rumors Starting February 2012

LTM PCS Share Price Prior to T-Mobile / PCS Deal Announcement

Indexed Performance (Oct 1, 2011 – Oct 1, 2012)

MetroPCS Avg. Share Price ($)

Period	
1 Since Alternative Offer	8.29
2 Since 1Q'12 Earnings	7.90
3 Since TMUS / PCS Leaked	7.98
4 Since 2Q'12 Earnings	9.93

($)
13.50
11.50
9.50
7.50
5.50
Alternative Deal for MetroPCS not completed
1
MetroPCS 1Q'12 Earnings Release
2
TMUS/ PCS deal talks leaked
3
4
MetroPCS 2Q'12 Earnings Release
$11.52 (1)
32%
1,444
28%
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Oct-12
MetroPCS
S&P 500 (Indexed to MetroPCS)

Source: Capital IQ and Public Filings

(1) Unaffected price prior to public leak of T-Mobile / MetroPCS deal announcement (Oct 1, 2012)

42

Reality: Combination with T-Mobile results in significantly more value for PCS stockholders vs. stand-alone

Discounted Cash Flow Analysis (1)

Pro-forma Implied Share Price Based on 26% Ownership Split

$30
$20
$10
$0
Premiums
17%
95%
31%
119%
46%
143%
$9.19
$15.31
$17.90
$20.11
$22.32
Average Undiscounted Price Target(2)
Status-Quo
No Synergies
$3.3Bn Synergies (50%)
$6.7Bn Synergies (100%)
Premium to Stand-alone DCF
Premium to Average Undiscounted Price Target (2)

(1) Based on the opinion of the financial advisor to the special committee of the PCS board reproduced in the PCS amended definitive proxy statement
(2) Calculated based on the average target prices of publicly available research analyst reports for PCS published on or after 07/25/12 that were available to the financial advisor to the special committee of the PCS board as of 10/2/12, referenced by the special committee's financial advisor and set forth in the PCS amended definitive proxy statement

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T-Mobile / PCS Combination Creates Sustainable Long Term Value for Stockholders

Value Leadership	▪ Significant and well-positioned presence in industry's fast growing no-contract services space ▪ Greater customer value and choice
Scale Benefits	▪ More robust spectrum position, broader network coverage and greater network capacity ▪ Deeper LTE network deployment with path to at least 20x20 MHz in approximately 90% of top 25 metro areas by 2014+ ▪ Improves marketing and purchasing scale
Significant Synergies	▪ Projected cost synergies of \$6 – \$7Bn NPV (1) (annual run-rate of \$1.2Bn - \$1.5Bn after integration period) ▪ Clear cut technology path to one common LTE network ▪ Straightforward integration with clear migration path for PCS customers onto T-Mobile network ▪ Over 90% (2) of PCS' licensed AWS spectrum is contiguous to T-Mobile's AWS spectrum enabling 20x20 MHz LTE
Strong Financial Position	▪ Attractive growth profile – target 5-year CAGRs (2012 – 2017): – Revenue: 3% – 5%, EBITDA: 7% – 10% and Free Cash Flow: (3) 15% – 20% ▪ Financial flexibility and direct capital markets access which will allow NewCo to compete effectively – S&P's BB rating highlights NewCo's sustainable capital structure and credit profile

(1) Synergies are preliminary projections and subject to change; NPV calculated with 9% discount rate and 38% tax rate
(2) In the top 100 markets, 90% of MetroPCS' AWS spectrum is adjacent to T-Mobile's AWS spectrum
(3) Free Cash Flow is calculated by EBITDA less Capital Expenditure (excluding spectrum spend)

45